UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2020

Global Blood Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37539	27-4825712
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

181 Oyster Point Blvd.

South San Francisco, CA 94080

(Address of principal executive offices, including zip code)

(650) 741-7700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GBT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On May 11, 2020, Lesley Ann Calhoun, Senior Vice President, Finance and principal accounting officer of Global Blood Therapeutics, Inc. (the “Company”), delivered notice of her resignation from these positions and from her employment with the Company, to be effective on May 29, 2020 (the “Calhoun Resignation”), in order to pursue a leadership opportunity with a privately-held healthcare company. Ms. Calhoun’s resignation is not due to any disagreement with the Company on any matter relating to the Company’s operations, financial statements, internal controls, auditors, policies or practices.

(c)

On May 13, 2020, the Board of Directors of the Company appointed Jeffrey Farrow, the Company’s Chief Financial Officer, as principal accounting officer of the Company, effective upon the Calhoun Resignation.

Mr. Farrow, 58, has served as the Company’s Chief Financial Officer and principal financial officer since April 2016. Mr. Farrow previously served as chief financial officer of ZS Pharma, Inc., a biopharmaceutical company, which was acquired by AstraZeneca in December 2015. Prior to ZS Pharma, he served as the chief financial officer at Hyperion Therapeutics, Inc., a commercial pharmaceutical company, from July 2010 until May 2015 where he was part of the team responsible for the successful regulatory approval and commercial launch of RAVICTI® for the treatment of urea cycle disorders. He previously served as vice president of finance at Evotec AG, a drug discovery and development company. Prior to Evotec, Mr. Farrow served as vice president of finance and chief accounting officer at Renovis, Inc., a drug discovery and development company, which was acquired by Evotec AG. Earlier in his career, Mr. Farrow spent seven years working in the audit practice of KPMG LLP. Mr. Farrow holds a B.A. in business administration with a concentration in corporate finance from California State University at Fullerton and is a certified public accountant (inactive).

There are no arrangements or understandings between Mr. Farrow and any other persons pursuant to which he was appointed as principal accounting officer of the Company, and Mr. Farrow has no family relationship with any director or executive officer of the Company. Mr. Farrow is not a party to any current or proposed transaction with the Company for which disclosure would be required under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Blood Therapeutics, Inc.

Date: May 15, 2020	By:	/s/ Jeffrey Farrow
Jeffrey Farrow Chief Financial Officer (Principal Financial Officer)